ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

ANNUAL REPORT
NOVEMBER 30, 1996



LETTER TO SHAREHOLDERS
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

January 3, 1997

Dear Shareholder:

During 1996, U.S. bond market returns were subdued. The market reacted negatively to stronger-than-expected job growth as well as uncertainty about whether the Federal Reserve would raise rates in an attempt to slow economic growth. Across all major sectors of the bond market, shorter-duration securities outperformed longer-duration securities as interest rates for all maturities increased. Debt prices in Mexico and Argentina rose as economic reforms in those countries continued to promote growth. In Canada, the market finally recognized the sound economic policies being pursued by the government. Canadian interest rates fell sharply, even as U.S. rates rose.

The table below shows the Alliance North American Government Income Trust's total returns for the 6- and 12-month periods ended November 30, 1996. Also shown are the returns for the overall bond market, represented by the Lehman Brothers Aggregate Index, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds in the 1- to 10-year maturity range. We are pleased to report that the Trust significantly outperformed both indices.

INVESTMENT RESULTS*
                                          TOTAL RETURNS FOR PERIODS ENDED
                                                 NOVEMBER 30, 1996
                                               6-MONTHS    12-MONTHS
                                               --------    ---------
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
    Class A                                      16.83%      35.22%
    Class B                                      16.30       33.96
    Class C                                      16.30       33.96

LEHMAN BROTHERS AGGREGATE INDEX                   7.31        6.07
LEHMAN BROTHERS INTERMEDIATE-TERM BOND INDEX      5.70        5.66


* THE TRUST'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUES OF 11/30/96. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE TRUST HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE TRUST AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

The Lehman Brothers indices are unmanaged and do not reflect fees or expenses. Additional performance information appears on page 4.

INVESTMENT STRATEGY
Most of the portfolio's solid performance over the past year can be attributed to the portfolio's non-U.S. holdings. Bond markets in Canada, Mexico, and Argentina all posted strong positive returns as the economies of these countries benefited from the continuation of economic reforms in a favorable worldwide climate of moderate economic growth and inflation.

The North American Government Income Trust's investment strategy was created in the belief that the economies of North America would become increasingly integrated due to escalation in free trade. In turn, as the U.S.'s trading partners implemented macroeconomic policies designed to help their economies compete with the U.S., we projected that significant opportunities would arise for investors to benefit from these changes. Although this process was temporarily sidetracked as a result of the 1994 peso devaluation, convergence with the U.S. economy has proceeded over the past two years and we are pleased to report that your portfolio has been well positioned to capitalize on the gains in these markets as a result of this convergence.

ECONOMIC ENVIRONMENT
Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter gross domestic product (GDP) growth of 2% the economic resurgence gained strength during the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce "overheated" GDP growth of 4.7% during the second quarter of 1996.

The most recent data, however, point to an economy that has slowed sharply from its strong second quarter pace. Third quarter GDP growth declined to a more moderate 2.1%, dragged down by a dramatic deceleration in consumer spending. The annualized gain in retail sales of merchandise measured only 0.4% during the third quarter while construction spending dropped 5.8% from second quarter's level. On the production side, industrial production growth slowed to an annualized 4.3% (from 6.6% for the second quarter), total hours worked grew by only 2.8%, and non-farm payroll growth slowed to 145,000 per month.


1



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

On the inflation front, the Commerce Department's price index for the key gross domestic purchases aggregate (which measures prices paid on all purchases by U.S. residents) decelerated for the second quarter in a row, rising at a seasonally adjusted annual rate of only 1.8% in the third quarter. This compares with increases of 2.1% and 2.3%, respectively, in the second and first quarters. At this broadest level of economic coverage, inflation remains very well-behaved. As a result, the Federal Reserve has been in a holding pattern since January 1996, and is expected to maintain that stance for the foreseeable future.

MARKET REVIEW
Since our last report, the U.S. bond market has posted modest gains. The market rallied during the second half of the year, pushing year-to-date returns into positive territory for the first time since January 1996. Data released during the period eased investors concerns about accelerating economic growth, pushing interest rates on all maturities downward. However, continued concerns about inflation kept bond yields trading in a narrow range and held price gains down.

Outside the U.S., emerging market debt prices continued to rise. In Mexico and Argentina, the continued success of economic reforms has led to lower inflation, improving current account deficits and growing investor confidence. These factors supported higher bond prices in these markets over the past year.

In Canada, low growth and inflation rates, combined with drastic fiscal tightening, have allowed the Bank of Canada to lower interest rates significantly over the past year. As a result, the bond market posted strong gains and short- and intermediate-term interest rates are currently 1% to 2% below rates in the U.S.


GEOGRAPHIC DIVERSIFICATION OF PORTFOLIO HOLDINGS as of November 30, 1996

ARGENTINA 23.37%
MEXICO 23.34%
CANADA 20.56%
U.S. 32.73%


OUTLOOK
UNITED STATES. Our outlook for the U.S. economy assumes that, while economic growth may temporarily accelerate during the fourth quarter of 1996, it will moderate again during the second quarter of 1997. If this occurs, recent upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges.

CANADA. We believe slow growth, low inflation and fiscal tightening will remain hallmarks of the Canadian economy. Although employment levels have increased lately, fundamental weakness in the labor market should keep inflation in check. In addition, an ongoing current account surplus and low domestic inflation should help Canadian bonds outperform the U.S. market for the near future.

ARGENTINA. We continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation to slow.


2



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

The strength of Argentina's economic recovery is accelerating with fourth quarter growth likely to exceed 7%. The recovery is likely to further expand in 1997 as a re-sult of rising demand from middle-income consumers and higher levels of exportation and investment. Inflation, at a steady trend of around 0.5% per year, remains below that of the U.S. Although unemployment remains high, well-balanced economic policies are making it possible for the economy to expand at a sustainable growth rate of 5% per year.

MEXICO. In Mexico, we see economic growth broadening and deepening, led by strong export performance. The key to the continuation of economic growth will be the sustainability of consumer demand, which we will continue to monitor closely. We believe inflation will continue to fall, but, ranging between 18% and 20% annually, will remain high by U.S. standards. The peso is likely to weaken somewhat, reflecting inflation differentials between Mexico and the U.S.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Trust's investment results in coming periods.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1996

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   35.22%         29.47%
 . Since Inception*            7.91%          6.92%
SEC Yield**                   9.36%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   33.96%         30.96%
 . Since Inception*            6.99%          6.99%
SEC Yield**                   9.08%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                   33.96%         32.96
 . Since Inception*            5.86%          5.86
SEC Yield**                   9.09%

Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or an applicable contingent deferred sales charge for Class A (1%--Year 1 for purchases exceeding $1,000,000); Class B (3%Year 1; 2%Year 2; 1%Year 3); and Class C shares (1%--Year 1).

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception: 3/27/92, Class A and Class B; 5/3/93, Class C.
**  SEC Yields are for the 30 days ended November 30, 1996.


4



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT:
3/31/92* TO 11/30/96

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000

LEHMAN BROTHERS AGGREGATE INDEX: $14,365

LEHMAN BROTHERS INTERMEDIATE-TERM GOV'T INDEX: $13,747

NORTH AMERICAN GOVERNMENT INCOME TRUST CLASS A: $13,675

3/31/92
12/31/92
12/31/93
12/31/94
12/31/95
11/30/96


This chart illustrates the total value of an assumed $10,000 investment in Class A shares as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from an initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gains or losses.

Both the Lehman Brothers Aggregate Index, a measure of the broad U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds with maturities of one to ten years, are unmanaged.

When comparing Alliance North American Government Income Trust to the indices shown above, remember that sales charges and expenses are not reflected in the performance of indices.


North American Government Income Trust
Lehman Brothers Aggregate Index
Lehman Brothers Intermediate-Term Government


*  Month-end nearest to Trust inception date (3/27/92).


5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-28.7%
GOVERNMENT OBLIGATIONS-28.7%
Republic of Argentina
  Pensioner-Bocon Pre I FRN
  3.51%, 4/01/01 (a)                      ARS    19,114     $ 16,211,728
  Pensioner-Bocon Pre III FRN
  3.51%, 9/01/02 (b)                             73,198       54,485,511
  Supplier-Bocon Pro I FRN
  3.51%, 4/01/07 (a)                            719,610      493,021,600

Total Argentinean Securities
  (cost $475,904,182)                                        563,718,839

CANADA-25.2%
GOVERNMENT/AGENCY OBLIGATIONS-25.2%
Government of Canada
  8.00%, 6/01/27 (c)                      CA$   134,500      116,025,136
Ontario Hydro
  10.00%, 3/19/01 (c)                            50,000       44,136,729
Province of British Columbia
  7.88%, 11/30/23 (c)                            36,000       29,015,682
  8.00%, 9/08/23 (c)                             24,600       20,557,002
  9.00%, 8/23/24 (c)                             25,000       23,217,662
Province of Manitoba
  7.75%, 12/22/25 (c)                            60,200       49,413,413
Province of Ontario
  8.00%, 6/02/26 (c)                             91,250       76,117,784
Province of Quebec
  9.375%, 1/16/23 (c)                            88,600       82,152,004
Province of Saskatchewan
  9.60%, 2/04/22 (c)                             24,600       23,904,126
Quebec Hydro
  8.77%, 8/15/20 (d)(e)                         250,000       31,327,624

Total Canadian Securities
  (cost $423,483,240)                                        495,867,162

MEXICO-28.6%
GOVERNMENT/AGENCY OBLIGATIONS-28.6%
Bankers Acceptances
  Nacional Financiera
  S.N.C. (e)
  15.00%, 8/13/98                         MXP    80,180        6,818,528
  16.50%, 12/26/03                              414,125       10,770,514
  16.95%, 12/24/03                               81,401        2,118,404
  17.50%, 12/11/03                               55,253        1,443,672
Mexican Treasury Bills (e)
  26.54%, 11/06/97                        MXP   450,000       45,695,994
  26.70%, 10/02/97                               61,350        6,358,172
  27.09%, 5/29/97                               345,000       38,554,450
  27.40%, 5/08/97                               278,387       31,551,498
  27.50%, 4/30/97                               703,527       80,136,831
  27.51%, 5/22/97                               449,826       50,497,025
  27.75%, 2/20/97                               135,956       16,227,473
  27.90%, 6/05/97                               430,440       47,884,321
  29.10%, 7/31/97                               653,658       70,271,556
  30.85%, 7/03/97                                76,517        8,361,751
  31.60%, 1/30/97                               126,500       15,331,390
  31.70%, 4/03/97                               162,924       18,899,041
  31.70%, 2/13/97                                53,485        6,414,446
  31.80%, 12/05/96                               20,364        2,571,287
  31.95%, 3/06/97                                86,804       10,250,769
  32.00%, 1/23/97                                58,089        7,073,324
  32.09%, 9/04/97                               198,670       20,904,660
  32.40%, 1/16/97                               293,361       35,907,719
  32.40%, 1/09/97                               192,881       23,694,436
  33.00%, 1/02/97                                40,577        5,012,951

Total Mexican Securities
  (cost $656,644,727)                                        562,750,212

UNITED STATES-40.2%
U.S. GOVERNMENT/AGENCY OBLIGATIONS-40.1%
U.S. Treasury Bonds
  6.75%, 8/15/26                          US$   106,000      110,637,606
  12.375%, 5/15/04                               47,200       65,077,047
  12.50%, 8/15/14                                19,000       29,188,769
  14.00%, 11/15/11                               94,900      149,645,532
U.S. Treasury Notes
  6.125%, 8/31/98                                28,000       28,262,528
  6.25%, 10/31/01                                20,000       20,350,020
  6.50%, 10/15/06                                76,000       78,541,288
  6.75%, 4/30/00                                 46,100       47,511,859
  7.00%, 7/15/06                                 19,000       20,252,822
U.S. Treasury Strips
  Zero Coupon, 5/15/09                           52,430       23,983,736
  Zero Coupon, 5/15/10                          384,970      164,093,463
  Zero Coupon, 2/15/11                           70,000       28,294,770
  Zero Coupon, 5/15/14                           13,400        4,314,344
Government National
  Mortgage Association
  9.75%, 6/15/24                                 16,413       17,848,828
                                                            -------------
                                                             788,002,612


6



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.1%
Chase Manhattan Bank
  5.60%, dated 11/29/96,
  due 12/02/96, (collateralized
  by $1,497,000 U.S. Treasury Note
  5.875%, 7/31/97)                        US$     1,500   $    1,500,000

Total United States Securities
  (cost $779,741,899)                                        789,502,612

TOTAL INVESTMENTS-122.7%
  (cost $2,335,774,048)                                   $2,411,838,825
Other assets less liabilities-(22.7)%                       (445,660,173)

NET ASSETS-100%                                           $1,966,178,652


(a) Interest is compounded monthly and capitalized until May 1, 1997, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(b) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(c) Securities, or portion thereof, with an aggregate market value of $464,539,538 have been segregated to collateralize forward exchange currency contracts.

(d)  Private Placement, valued at fair value. (see Note A.)

(e)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary:
     FRN - Floating Rate Note; stated interest rate in effect at November 30,
           1996.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,335,774,048)     $2,411,838,825
  Cash, at value (cost $7,198,628)                                   7,198,177
  Receivable for investment securities sold                         54,325,244
  Interest receivable                                               24,639,513
  Receivable for capital stock sold                                  9,572,619
  Unrealized appreciation of forward exchange currency contracts     4,733,394
  Deferred organization expenses and other assets                      102,128
  Total assets                                                   2,512,409,900

LIABILITIES
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      273,555,687
  Payable for capital stock redeemed                                10,440,337
  Dividend payable                                                   6,230,370
  Loan interest payable                                              2,948,265
  Advisory fee payable                                               1,164,500
  Distribution fee payable                                             277,412
  Accrued expenses                                                   1,614,677
  Total liabilities                                                546,231,248

NET ASSETS                                                      $1,966,178,652

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      245,578
  Additional paid-in capital                                     2,194,763,065
  Distribution in excess of net investment income                  (31,212,393)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (278,794,004)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     81,176,406
                                                                $1,966,178,652

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($385,784,171/
    48,184,989 shares of capital stock issued and outstanding)           $8.01
  Sales charge--4.25% of public offering price                             .36
  Maximum offering price                                                 $8.37

  CLASS B SHARES
  Net asset value and offering price per share($1,329,718,387/
    166,083,690 shares of capital stock issued and outstanding)          $8.01

  CLASS C SHARES
  Net asset value and offering price per share($250,676,094/
    31,309,744 shares of capital stock issued and outstanding)           $8.01


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $289,318)           $ 304,694,299

EXPENSES
  Advisory fee                                      $13,118,739
  Distribution fee - Class A                            931,605
  Distribution fee - Class B                         12,231,411
  Distribution fee - Class C                          2,345,916
  Custodian                                           2,985,301
  Transfer agency                                     2,816,268
  Audit and legal                                       250,696
  Printing                                              247,025
  Administrative                                        156,382
  Registration                                           77,360
  Amortization of organization expenses                  67,373
  Taxes                                                  46,950
  Directors' fees                                        27,482
  Miscellaneous                                          22,097
  Total expenses before interest                     35,324,605
  Interest expense                                   16,358,254
  Total expenses                                                    51,682,859
  Net investment income                                            253,011,440

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                     (66,853,010)
  Net realized loss on foreign currency transactions              (100,087,454)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                    434,683,270
    Foreign currency denominated assets and liabilities                990,841
  Net gain on investments                                          268,733,647

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 521,745,087


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                  NOVEMBER 30,    NOVEMBER 30,
                                                      1996            1995
                                                --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $ 253,011,440   $  272,121,257
  Net realized loss on investments and foreign
    currency transactions                        (166,940,464)    (507,701,318)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities   435,674,111       43,988,763
  Net increase (decrease) in net assets
    from operations                               521,745,087     (191,591,298)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (31,636,818)              -0-
    Class B                                      (115,651,793)              -0-
    Class C                                       (22,209,685)              -0-
  Tax return of capital
    Class A                                        (9,263,080)     (33,426,216)
    Class B                                       (33,862,188)    (152,169,130)
    Class C                                        (6,502,870)     (30,951,612)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          68,868,628     (310,024,369)
  Total increase (decrease)                       371,487,281     (718,162,625)

NET ASSETS
  Beginning of year                             1,594,691,371    2,312,853,996
  End of year                                  $1,966,178,652   $1,594,691,371


See notes to financial statements.


10



STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                             $   164,961,593
  Interest paid                                     (16,400,440)
  Operating paid                                    (35,075,134)
  Net increase in cash from operating activities                  $113,486,019

INVESTING ACTIVITIES:
  Purchases of short-term portfolio
    investments, net                               (241,891,915)
  Purchases of long-term portfolio investments   (2,839,561,020)
  Proceeds from disposition of long-term
    portfolio investments                         3,128,184,747
  Net increase in cash from investing activities                    46,731,812

FINANCING ACTIVITIES*:
  Subscriptions of capital stock, net                70,836,530
  Cash dividends paid                              (218,879,811)
  Net decrease in cash from financing activities                  (148,043,281)
  Effect of exchange rate on cash                                   (5,076,860)
  Net increase in cash                                               7,097,690
  Cash at beginning of year                                            100,487
  Cash at end of year                                             $  7,198,177



RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets from operations                      $521,745,087

ADJUSTMENTS:
  Decrease in interest receivable                 $     476,451
  Net realized loss on securities                    66,853,010
  Net change in unrealized appreciation            (435,674,111)
  Accretion of bond discount                       (140,217,166)
  Increase in accrued expenses and other
    liabilities                                         215,294
  Net realized loss on foreign currency
    transactions                                    100,087,454
                                                                  (408,259,068)
  Net increase in cash from operating activities                  $113,486,019


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust (the "Fund"), was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked price provided by the principal market makers. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and foreign exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $331,965 have been deferred and are being amortized on a straight-line basis through March 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of November 30, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in net increases to distributions in excess of net investment


12



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

income of $50,892,211 and to accumulated net realized loss on investments and foreign currency transactions of $100,087,466, and a net decrease to additional paid in capital of $49,195,255. These reclassifications were the result of permanent book and tax differences, primarily resulting from the Fund's tax return of capital and foreign currency losses. Net assets were not affected by the change.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $156,382 representing the cost of certain legal and accounting services provided to the Fund by the Adviser.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,891,919 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $237,477 from the sale of Class A shares and $237,571, $1,914,263 and $32,226 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1996.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $35,196,166 and $3,291,519 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $708,551,808 and $1,108,404,014, respectively, for the year ended November 30, 1996. There were purchases of $2,195,939,691 and sales of $1,874,948,267 of U.S. Government and government agency obligations for the year ended November 30, 1996.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects total exposure of the Fund in that particular currency contract. At November 30, 1996, the Fund had outstanding forward exchange currency contracts as follows:

                              CONTRACT     VALUE ON       U.S. $
                               AMOUNT    ORIGINATION     CURRENT    UNREALIZED
                                (000)        DATE         VALUE    APPRECIATION
                              --------  ------------  ------------ ------------
FOREIGN CURRENCY SALE CONTRACT
Canadian Dollars,
  expiring 12/12/96-5/27/97    586,446  $441,648,594  $436,915,200  $4,733,394


At November 30, 1996, the cost of investments for federal income tax purposes was $2,370,070,560. Accordingly, gross unrealized appreciation of investments was $154,896,041 and gross unrealized depreciation of investments was $113,127,776 resulting in net unrealized appreciation of $41,768,265. At November 30, 1996 the Fund had a capital loss carryforward totaling $244,497,492, of which $70,618,925 expires in the year 2002, $134,381,470 expires in the year 2003, and $39,497,097 expires in the year 2004.

NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 25, 1996. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 1996 was $250,000,000 with a related weighted average interest rate at year end of 6.20% and a weighted average annualized interest rate of 6.33%. The $250,000,000 balance will mature on June 24, 1997. Interest payments on current borrowings are based on the Eurodollar margin plus the applicable Eurodollar rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .15% per annum on the daily amount of the total commitment as in effect.


14



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996          1995           1996            1995
                     ------------  ------------  --------------  --------------
Shares sold           18,944,431    14,452,683   $ 140,393,513   $  94,352,169
Shares issued in
  reinvestment of
  dividends            2,057,846     2,314,466      15,163,942      14,875,359
Shares converted
  from Class B         2,279,998            -0-     16,873,171              -0-
Shares redeemed      (12,520,904)  (16,694,036)    (93,408,830)   (107,647,756)
Net increase          10,761,371        73,113   $  79,021,796   $   1,579,772

CLASS B
Shares sold           35,540,009    29,670,771   $ 262,230,157   $ 194,645,827
Shares issued in
  reinvestment of
  dividends            6,054,943     9,031,497      44,586,197      58,268,585
Shares converted
  to Class A          (2,279,998)           -0-    (16,873,171)             -0-
Shares redeemed      (39,607,584)  (73,890,695)   (291,766,451)   (477,796,460)
Net decrease            (292,630)  (35,188,427)  $  (1,823,268)  $(224,882,048)

CLASS C
Shares sold            8,095,161     6,692,492   $  59,728,484   $  43,465,432
Shares issued in
  reinvestment of
  dividends            1,232,338     2,381,481       9,077,697      15,394,839
Shares redeemed      (10,461,384)  (22,112,533)    (77,136,081)   (145,582,364)
Net decrease          (1,133,885)  (13,038,560)  $  (8,329,900)  $ (86,722,093)


NOTE G: LITIGATION
On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint"), styled IN RE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION, was filed in the U.S. District Court for the Southern District of New York against the Fund, the Adviser, Alliance Capital Management Corporation ("ACMC"), Alliance Fund Distributors, Inc. ("AFD"), The Equitable Companies Incorporated ("The Equitable"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs allege that, as of the date of the Complaint, the Fund's losses exceeded $750,000,000 and seek as relief unspecified damages, costs and attorneys' fees. On September 26, 1996, the District Court granted defendants' motion to dismiss the Complaint as to all claims.
On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. In the proposed amended complaint ("Amended Complaint"), plaintiffs have asserted claims against the Fund, the Adviser, ACMC,


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

AFD, The Equitable, and certain current and former officers and directors of the Fund and ACMCalleging violations of federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint relate to (i) the Fund's hedging practices, (ii) the Fund's investments in certain mortgage-backed securities, and (iii) the risks and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint makes similar requests for class certification and damages as the Complaint. Defendants have filed papers in opposition to plaintiffs' motion for leave to file the Amended Complaint, and the motion is currently pending with the Court. The Fund and the Adviser believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against these claims.

NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


16



FINANCIAL HIGHLIGHTS
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -------------------------------------------------------------------
                                                                                               MARCH 27,1992(A)
                                                           YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------    NOVEMBER 30,
                                                1996         1995         1994         1993          1992
                                            -----------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period          $ 6.75       $ 8.13       $10.35       $ 9.70       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.09(b)      1.18(b)      1.02         1.09          .69(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.14        (1.59)       (2.12)         .66         (.31)
Net increase (decrease) in net asset
  value from operations                         2.23         (.41)       (1.10)        1.75          .38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.75)          -0-        (.91)       (1.09)        (.68)
Tax return of capital                           (.22)        (.97)        (.21)          -0-          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions               (.97)        (.97)       (1.12)       (1.10)        (.68)
Net asset value, end of period                $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70

TOTAL RETURN
Total investment return based on net
  asset value (d)                              35.22%       (3.59)%     (11.32)%      18.99%        3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $385,784     $252,608     $303,538     $268,233      $61,702
Ratio of expenses to average net assets         2.34%        2.62%        1.70%        1.61%        2.45%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                1.41%        1.51%        1.37%        1.33%        1.66%(e)
Ratio of net investment income to
  average net assets                           14.82%       18.09%       11.22%       10.77%       10.93%(e)
Portfolio turnover rate                          166%         180%         131%         254%          86%


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                            -------------------------------------------------------------------------
                                                                                                     MARCH 27,1992(A)
                                                           YEAR ENDED NOVEMBER 30,                         TO
                                           -------------------------------------------------------     NOVEMBER 30,
                                                 1996           1995           1994          1993         1992
                                           -------------  -------------  -----------  ------------  -----------------
Net asset value, beginning of period            $6.75          $8.13         $10.35         $9.70       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            1.04(b)        1.13(b)         .96          1.01          .64(c)
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions                1.12          (1.61)         (2.13)          .67         (.31)
Net increase (decrease) in net asset
  value from operations                          2.16           (.48)         (1.17)         1.68          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             (.69)            -0-          (.84)        (1.02)        (.63)
Tax return of capital                            (.21)          (.90)          (.21)           -0-          -0-
Distributions from net realized gains              -0-            -0-            -0-         (.01)          -0-
Total dividends and distributions                (.90)          (.90)         (1.05)        (1.03)        (.63)
Net asset value, end of period                  $8.01          $6.75          $8.13        $10.35        $9.70

TOTAL RETURN
Total investment return based on net
  asset value (d)                               33.96%        (4.63)%       (11.89)%       18.15%        3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $1,329,719     $1,123,074     $1,639,602    $1,313,591     $216,317
Ratio of expenses to average net assets          3.05%          3.33%          2.41%         2.31%        3.13%(e)(f)
Ratio of expenses to average net assets
  excluding interest expense (g)                 2.12%          2.22%          2.07%         2.04%        2.35%(e)
Ratio of net investment income to
  average net assets                            14.20%         17.31%         10.53%        10.01%       10.16%(e)
Portfolio turnover rate                           166%           180%           131%          254%          86%



See footnote summary on page 19.


18



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS C
                                            ----------------------------------------------------
                                                                                  MAY 3, 1993(H)
                                                    YEAR ENDED NOVEMBER 30,             TO
                                            -------------------------------------  NOVEMBER 30,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $6.75        $8.13       $10.34       $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.05(b)      1.13(b)       .96          .58
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.11        (1.61)       (2.12)         .30
Net increase (decrease) in net asset
  value from operations                         2.16         (.48)       (1.16)         .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.69)          -0-        (.84)        (.58)
Tax return of capital                           (.21)        (.90)        (.21)          -0-
Total dividends and distributions               (.90)        (.90)       (1.05)        (.58)
Net asset value, end of period                 $8.01        $6.75       $ 8.13       $10.34

TOTAL RETURN
Total investment return based on net
  asset value (d)                              33.96%       (4.63)%     (11.89)%       9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $250,676     $219,009     $369,714     $310,230
Ratio of expenses to average net assets         3.04%        3.33%        2.39%        2.21%(e)
Ratio of expenses to average net assets
  excluding interest expense (g)                2.12%        2.21%        2.06%        2.04%(e)
Ratio of net investment income to
  average net assets                           14.22%       17.32%       10.46%        9.74%(e)
Portfolio turnover rate                          166%         180%         131%         254%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) If the Fund had borne all expenses, the ratios of expenses to average net assets would have been 2.49% and 3.16% for Class A and Class B shares, respectively.

(g)  Net of interest expense of .93% on loan agreement (see Note E).

(h)  Commencement of distribution.


19



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 8, 1997


20



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


21



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


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ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
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ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGAR